UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.      )

Filed by the Registrant ☒	Filed by a party other than the Registrant ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

DXC Technology Company

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the
Stockholder Meeting to Be Held on August 10, 2017.

Meeting Information
DXC TECHNOLOGY COMPANY	Meeting Type: For holders as of:	Annual Meeting June 12, 2017
Date: August 10, 2017 Time: 10:30 a.m., Eastern Time
	Location:	Meeting live via the Internet-please visit www.virtualshareholdermeeting.com/DXC.
The company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet please visit www.virtualshareholdermeeting.com/DXC and be sure to have the information that is printed in the box marked by the arrow (located on the following page).
DXC INVESTOR RELATIONS 1775 TYSONS BOULEVARD TYSONS, VA 22102

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

E30999-P95299

Before You Vote

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:
NOTICE AND PROXY STATEMENT	ANNUAL REPORT
How to View Online: Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1)	BY INTERNET:	www.proxyvote.com
2)	BY TELEPHONE:	1-800-579-1639
3)	BY E-MAIL*:	sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before July 27, 2017 to facilitate timely delivery.

How To Vote

Please Choose One of the Following Voting Methods

Vote By Internet:
Before The Meeting:
Go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions.

During The Meeting:
Go to www.virtualshareholdermeeting.com/DXC. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

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Voting Items

The Board of Directors recommends you vote “FOR” each of the nominees in Proposal 1:

1.	To elect ten nominees to the DXC Board of Directors

Nominees:

	1a.	Mukesh Aghi

	1b.	Amy E. Alving

	1c.	David L. Herzog

	1d.	Sachin Lawande

	1e.	J. Michael Lawrie

	1f.	Julio A. Portalatin

	1g.	Peter Rutland

	1h.	Manoj P. Singh

	1i.	Margaret C. Whitman

	1j.	Robert F. Woods

The Board of Directors recommends you vote “FOR” Proposals 2 and 3:

2.	Ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for fiscal year 2018

3.	Approval, by advisory vote, of named executive officer compensation

The Board of Directors recommends you vote “1 Year” on Proposal 4:

4.	Approval, by advisory vote, of the frequency of holding future advisory votes on executive compensation

The Board of Directors recommends you vote “FOR” Proposal 5:

5.	Approval of the material terms of the performance goals under the DXC Technology Company 2017 Omnibus Incentive Plan

DXC TECHNOLOGY COMPANY

Notice of 2017 Annual Meeting of Stockholders

Date: Thursday, August 10, 2017

Time: 10:30 a.m., Eastern Time
Place: Online at www.virtualshareholdermeeting.com/DXC

The 2017 Annual Meeting of Stockholders will be held on Thursday, August 10, 2017, at 10:30 a.m., Eastern Time, and will be a virtual meeting conducted via live webcast. You will be able to attend the meeting online and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/DXC. To participate in the Annual Meeting, you will need the 16-digit control number included on your notice of Internet availability of the proxy materials, on your proxy card or on the instructions that accompanied your proxy materials. The purpose of the meeting is:

1.	to elect the 10 nominated directors listed in the proxy statement;

2.	to ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2018;

3.	to approve, in a non-binding advisory vote, named executive officer compensation;

4.	to approve, in a non-binding advisory vote, the frequency of holding future advisory votes on executive compensation;

5.	to approve the material terms of the performance goals under the DXC Technology Company 2017 Omnibus Incentive Plan; and

6.	to transact other business that may properly come before the meeting.

Only stockholders of record at the close of business on June 12, 2017 will be entitled to vote electronically at the meeting and any postponements or adjournments thereof.

Your vote is important. Whether or not you plan to attend the meeting online, we encourage you to read this proxy statement and vote as soon as possible. Information on how to vote is contained in this proxy statement. In addition, voting instructions are provided in the Notice of Internet Availability of Proxy Materials, or, if you requested printed materials, the instructions are printed on your proxy card and included in the accompanying proxy statement. You can revoke a proxy at any time prior to its exercise at the Annual Meeting by following the instructions in the proxy statement.

By Order of the Board of Directors,

William L. Deckelman, Jr.
Executive Vice President, General Counsel & Secretary
Tysons, Virginia

E31001-P95299